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                AMENDMENT TO MARKETING AND DISTRIBUTION AGREEMENT

       THIS AMENDMENT TO MARKETING AND DISTRIBUTION AGREEMENT is made and entered into this 31st day of March, 2006 by and between CirTran Corporation, a Nevada corporation ("CTC"), and Harrington Business Development, Inc., a Florida corporation ("HBD").

                                    RECITALS

       A. CTC and HBD are parties to a Marketing and Distribution Agreement dated as of October 18, 2005 (the "Original Agreement") relating to the marketing and distribution rights for the Perfect Grill No. PG-388, an electric indoor grill as described in the Original Agreement (the "Products").

       B. Pursuant to the Marketing and Distribution Agreement, CTC has licensed to HBD the right to prepare an Infomercial ("Infomercial") to advertise the Products.

       C. CTC has entered into a Talent Agreement pursuant to which Evander Holyfield ("EH") will appear in the Infomercial and endorse the product.

       D.     The parties desire to amend the Original Agreement.

       NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

       1. Sublicense of Performer's Endorsement. CTC has entered into a Talent Agreement dated March 8, 2006 (the "Talent Agreement") with Holyfield Management ("HM"). The Talent Agreement provides, among other things, that EH will endorse the Electric Indoor Grill which is described in the Original Agreement and that EH will appear in an Infomercial and unlimited shorter "spot" advertisements made from the Infomercial or from other footage shot in the course of producing the Infomercial that will demonstrate and promote the Product (the Infomercial and spot advertisements, collectively, are the
"Programs").   Subject  to  the  terms  of  the  Talent  Agreement,  CTC  hereby sublicenses to HBD CTC's rights to use the Performer's Endorsement (as defined in the Talent Agreement) in connection with the Endorsed Product and Accessories (as also defined in the Talent Agreement) within the Territory during the term of the Original Agreement.

       2. Specific Obligations Under Talent Agreement. All rights of HBD to use Performer's Endorsement are subject to the terms of the Talent Agreement. Without limiting the generality of the foregoing, HBD agrees as follows:

       (a) HBD will pay EH's travel expenses to tape the Infomercial as described in section 2(a) of the Talent Agreement.

       (b) The time required for EH's taping of the Infomercial will comply with the restrictions of Section 1(a) of the Talent Agreement. HBD will notify CTC when Performer has made a firm appointment for the taping of Performer's portion of the Programs.

       (c) HBD will grant EH the review rights described in Section 1(c) of the Talent Agreement.


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       (d)  HBD's  right  to  use  Performer's  Endorsement  is  limited  to the
       Permitted Uses described in Section 1(d) of the Talent Agreement and is otherwise subject to the Talent Agreement, including Section 12(d) regarding post-termination usage.

       (e) HBD will not create or suffer a grounds for termination by HM of the Talent Agreement pursuant to Section 12(c) thereof.

       3. Royalties.The parties acknowledge that CTC is responsible for royalties payable pursuant to the Talent Agreement.


       4. Amendment to Schedule. In connection with the sublicense of the Performer's Endorsement, Schedule 1 to the Original Agreement shall be amended as follows:

       (a) The price of the Electric Indoor Grill with Deluxe stand including three Plates is increased by the greater of $1.75 or 5% of the Price originally stated on Schedule 1 (i.e. the Price if the package is sold for $100 or less is now $26.75 and if the package is sold for more than $100 the Price is $28.25.

       (b) The Price of the other optional or accessory plates is increased by 5%.

       5. Original Agreement. Except as expressly set forth herein, the Original Agreement shall remain in full force and effect. Nothing contained in this Amendment shall constitute a waiver of any breach or default which a party is otherwise entitled to assert pursuant to the Original Agreement and related security documents.

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                           CIRTRAN CORPORATION



                                           By:  /s/ Iehab Hawatmeh
                                               -------------------
                                               Iehab Hawatmeh
                                               President


                                           HARRINGTON BUSINESS DEVELOPMENT, INC.



                                           By: /s/ Tim Harrington
                                               ------------------
                                               Tim Harrington
                                               President







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